ENERGIZER  HOLDINGS,  INC.
Deferred  Compensation  Plan
2002  Election  Form
--------------------


---------------------------------------------       ----------------------------
Participant Name (Last, First, Middle Initial)        Social Security Number

I have been offered an opportunity to participate in the Energizer Holdings, Inc., Deferred Compensation Plan (the "Plan"). I hereby elect to participate in the Plan and irrevocably authorize the Company to deduct from my compensation the amounts specified below:

================================================================================
DEFERRAL ELECTION         PLEASE COMPLETE THE DEFERRAL ELECTION BELOW.  YOU MUST
                          DEFER A TOTAL OF AT LEAST $1,000 TO PARTICIPATE IN THE
                          PLAN.
================================================================================
   BASE  SALARY           I elect to defer _______% of my calendar 2001 Base
                          Salary (maximum deferral is 75%).
================================================================================
   INCENTIVE PLAN BONUS   I elect to defer _______%, OR all up to $_______, OR
                          defer all in excess of $_______  of  my  Year  2002
                          Incentive  Plan  Bonus.
================================================================================
   NON-PARTICIPATION      I elect not to defer calendar 2002 Base Salary or
                          Fiscal Year Incentive Plan Bonus.
================================================================================


================================================================================
CALENDAR 2002 BASE SALARY INVESTMENT ELECTION (PLEASE SELECT IN WHOLE PERCENTAGE INCREMENTS; TOTAL MUST EQUAL 100%)
================================================================================
I elect to invest my calendar 2002 Base Salary deferrals in the following Measurement Funds:
================================================================================


I elect to invest my calendar 2002 Base Salary deferrals in the following Measurement Funds:

   Energizer Holdings, Inc. Common Stock  ____%    Vanguard International Growth Fund      ____%
   Prime Rate Fund                        ____%    Vanguard Life Strategy Income Fund      ____%
   Vanguard Wellington Fund               ____%    Vanguard Life Strategy Conservative
   Vanguard 500 Index                     ____%    Growth Fund                             ____%
   Vanguard Windsor II Fund               ____%    Vanguard Life Strategy Moderate Growth  ____%
   Vanguard Small-Cap Index               ____%    Vanguard  Life  Strategy  Growth  Fund  ____%
   Vanguard PRIMECAP Fund                 ____%    Vanguard Explorer Fund                  ____%
                                                   Vanguard Bond Index Fund                ____%

================================================================================
FISCAL YEAR 2002 INCENTIVE PLAN BONUS INVESTMENT ELECTION (PLEASE SELECT IN WHOLE PERCENTAGE INCREMENTS; TOTAL MUST EQUAL 100%)
================================================================================

I elect to invest my Fiscal Year 2002 Incentive Plan Bonus deferrals in the following
Measurement Funds:

   Energizer Holdings, Inc. Common Stock  ____%    Vanguard International Growth Fund      ____%
   Prime Rate Fund                        ____%    Vanguard Life Strategy Income Fund      ____%
   Vanguard Wellington Fund               ____%    Vanguard Life Strategy Conservative
   Vanguard 500 Index                     ____%    Growth Fund                             ____%
   Vanguard Windsor II Fund               ____%    Vanguard Life Strategy Moderate Growth  ____%
   Vanguard Small-Cap Index               ____%    Vanguard Life Strategy Growth Fund      ____%
   Vanguard PRIMECAP Fund                 ____%    Vanguard Explorer Fund                  ____%
                                                   Vanguard Bond Index Fund                ____%


(OVER)

ELECTION OF DATE AND FORM OF PAYMENT FOR 2002 DEFERRALS (PLEASE SELECT A DATE AND FORM OF PAYMENT)
================================================================================

    I elect to receive _______% of my calendar 2002 Base Salary Deferrals and/or my Fiscal Year 2002 Incentive Plan Bonus Deferrals and the associated earnings, on ___________________(cannot be sooner than January 1, 2006). I understand that if my employment terminates for any reason prior to the date I elected above, my benefit will be paid to me upon my termination of employment.

    I elect to receive my calendar 2002 Base Salary Deferrals and/or my Fiscal Year 2002 Incentive Plan Bonus Deferrals upon the termination of my employment for any reason.
================================================================================
Upon termination of my employment for any reason, I elect to receive payment of my entire Account Balance in the following form (check one below):

________  Lump Sum     ________  5 Annual Payments   ________ 10 Annual Payments

I understand that if my vested account balance is less than $50,000 my account will be paid to me in a lump sum.
================================================================================

ACCEPTED AND ACKNOWLEDGED:


-----------------------------  -------------------------------------------------
SIGNATURE OF PARTICIPANT DATE  FOR ENERGIZER PLANS ADMINISTRATIVE COMMITTEE DATE




MAIL  OR  FAX  TO:
CLARK/BARDES  CONSULTING  -  COMPENSATION  RESOURCE  GROUP
ATTN:  ROGER PENA
633  WEST  FIFTH  STREET,  52ND  FLOOR
LOS  ANGELES,  CA  90071
FAX  (213)  438-6600

ENERGIZER  HOLDINGS,  INC.
Deferred  Compensation  Plan
2002  Election  Form  for  Directors
------------------------------------


------------------------------------------------     ---------------------------
Participant's Name (Last, First, Middle Initial)     Social Security Number


I have been offered an opportunity to participate in the Energizer Holdings, Inc., Deferred Compensation Plan (the "Plan"). I hereby elect to participate in the Plan and irrevocably authorize the Company to deduct from my calendar 2002 Director's Fees the amount specified below:


================================================================================
DIRECTOR'S FEE DEFERRAL ELECTION PLEASE COMPLETE THE DEFERRAL ELECTION BELOW. YOU MUST DEFER A TOTAL OF AT LEAST $ 1,000 TO PARTICIPATE IN THE PLAN.
================================================================================
    FEES                 I elect to defer _______%, or all up to $____________,
                         or all in excess of $____________, or  _____% in excess
                         of $____________  of my remaining calendar 2002
                         Director's  Fees
================================================================================
    NON-PARTICIPATION    I elect not to defer my remaining  calendar  2002
                         Director's  Fees
================================================================================
DIRECTOR'S FEE INVESTMENT ELECTION (PLEASE SELECT IN WHOLE PERCENTAGE INCREMENTS; TOTAL MUST EQUAL 100%)
================================================================================

I elect to invest my calendar 2002 Director's Fee Deferrals in the following
Measurement Funds:

   Energizer Holdings, Inc. Common Stock  ____%    Vanguard International Growth Fund     ____%
   Prime Rate Fund                        ____%    Vanguard LifeStrategy Income Fund      ____%
   Vanguard Wellington Fund               ____%    Vanguard LifeStrategy Conservative
   Vanguard 500 Index                     ____%    Growth Fund                            ____%
   Vanguard Windsor II Fund               ____%    Vanguard LifeStrategy Moderate Growth  ____%
   Vanguard Small-Cap Index               ____%    Vanguard LifeStrategy Growth Fund      ____%
   Vanguard PRIMECAP Fund                 ____%    Vanguard Explorer Fund                 ____%
                                                   Vanguard Bond Index Fund               ____%


ACCEPTED  AND  ACKNOWLEDGED:


------------------------------     --------------------------------------------
Signature of Participant  Date     for the Nominating and Executive        Date
                                   Compensation Committee




PLEASE  COMPLETE  AND  RETURN  FORMS  TO:
CLARK/BARDES  CONSULTING  -  COMPENSATION  RESOURCE  GROUP
ATTN:  ROGER PENA
633  WEST  FIFTH  STREET,  52ND  FLOOR
LOS  ANGELES,  CA  90071-2086
FAX:  (213)  438-6600